For Immediate Release                                               Exhibit 99.1



                         AMEDISYS REPORTS THIRD QUARTER
                               OPERATING RESULTS

               COMPANY TO HOST CONFERENCE CALL TODAY AT 11:00 EST

BATON ROUGE, Louisiana (November 11, 2002) - Amedisys, Inc. (Nasdaq: "AMED" or the "Company"), one of America's leading home health nursing companies, today reported its financial results for the third quarter and first nine months of 2002.

For the three months ended September 30, 2002, revenues increased 11% to $33.1 million, compared with $29.7 million in the third quarter of 2001. Pretax income totaled $1,924,000 in the most recent quarter, versus pretax income from continuing operations of $1,978,000 in the prior-year period. Net income of $1,219,000, or $0.13 per diluted share, was recorded in the third quarter of 2002, versus net income from continuing operations of $1,978,000, or $0.25 per diluted share, in the year-earlier quarter.

The Company accrued income taxes of $705,000 (an effective rate of 37%) in the quarter ended September 30, 2002, whereas no income tax expense was recorded in the year-earlier quarter. As previously reported, Amedisys, Inc. will be recording income tax expense at an expected annual rate of approximately 38% for the balance of fiscal year 2002.

For the nine months ended September 30, 2002, revenues increased 24% to $97.8 million, compared with $79.0 million in the corresponding period of 2001. Pretax income improved to $7,133,000 in the first nine months of 2002, compared with pretax income from continuing operations of $2,749,000 in the prior-year period. Net income totaled $6,880,000, or $0.78 per diluted share, in the nine months ended September 30, 2002, compared with net income from continuing operations of $2,749,000, or $0.35 per diluted share, in the corresponding period of the previous year. The Company recorded an income tax expense of $253,000 for the nine months ended September 30, 2002, whereas no income tax expense or benefit was recorded in the first nine months of 2001. During the nine months ended September 30, 2002, the Company recorded a benefit related to the elimination of the valuation allowance for net deferred tax assets and recorded income tax expense at the expected annual rate. Assuming an effective income tax rate of 38%, the Company would have reported net income of $4,422,000, or $0.50 per diluted share, for the nine months ended September 30, 2002.

As previously reported, the Company achieved a major objective with its listing on The Nasdaq National Market during October.

The Company also announced that it has elected to terminate its relationship under an accounts receivable financing agreement with NPF VI, a subsidiary of National Century Financial Enterprises, Inc. ("NCFE"), due to the reported downgrade of bonds issued by NPF VI and the failure of NPF VI to complete a normal funds transfer request on October 31, 2002. Although the Company has no funds advanced by NPF VI under this asset-based relationship at the present time, NPF VI currently retains approximately $7.3 million that is the property of Amedisys, Inc. and its subsidiaries. Amedisys also has a secured Loan Agreement with NPF Capital, Inc., a separate subsidiary of NCFE, under which the Company has outstanding borrowings of $6.1 million. The Company is working with legal counsel, NCFE and others to recover its funds.

THE COMPANY WILL PROVIDE FURTHER INFORMATION TODAY ON THESE RESULTS DURING A TELECONFERENCE CALL THAT IS SCHEDULED FOR 11:00 A.M. EST ON NOVEMBER 11, 2002. TO ACCESS THIS CALL, PLEASE DIAL 973-694-6836 A FEW MINUTES BEFORE 11:00 A.M. EST. A REPLAY OF THE CONFERENCE CALL WILL BE AVAILABLE UNTIL NOVEMBER 18, 2002, BY DIALING 973-709-2089. THE ACCESS CODE IS #265592 FOR THE REPLAY.

Amedisys, Inc., a leading multi-regional provider of home health nursing services, is headquartered in Baton Rouge, Louisiana. The Company had approximately $110 million in revenue in 2001. Its common stock trades on the Nasdaq Stock Market under the symbol "AMED".

This press release includes statements that may constitute "forward-looking" statements, usually containing the words "believe", "estimate", "project", "expect" or similar expressions. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, changes in government reimbursement procedures, dependence upon third-party vendors, and other risks discussed in the Company's periodic filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

    Additional information on this Company can be found on the World Wide Web

                             http://www.amedisys.com

                    For further information, please contact:

             Greg Browne, Chief Financial Officer at (225) 292-2031
                                       or
            RJ Falkner & Company, Inc., Investor Relations Counsel at
                          (800) 377-9893 or via e-mail
                              at info@rjfalkner.com

                         AMEDISYS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
         FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001
           (UNAUDITED, DOLLAR AMOUNTS IN 000'S, EXCEPT PER SHARE DATA)


                                                                    Three months ended               Nine months ended
                                                               ----------------------------    ----------------------------
                                                               September 30,   September 30,   September 30,   September 30,
                                                                   2002            2001            2002            2001
                                                               ------------    ------------    ------------    ------------
Income:
Service revenue                                                $     33,066    $     29,672    $     97,770    $     79,042
Cost of service revenue                                              15,079          13,053          43,521          34,977
                                                               ------------    ------------    ------------    ------------
     Gross Margin                                                    17,987          16,619          54,249          44,065
                                                               ------------    ------------    ------------    ------------
General and administrative expenses:
Salaries and benefits                                                 9,428           7,749          28,495          21,951
Other                                                                 6,157           6,308          17,394          17,621
                                                               ------------    ------------    ------------    ------------
     Total general and administrative expenses                       15,585          14,057          45,889          39,572
                                                               ------------    ------------    ------------    ------------

           Operating income                                           2,402           2,562           8,360           4,493

Other income and expense:
Interest income                                                          36              49              78             303
Interest expense                                                       (456)           (704)         (1,453)         (2,214)
Other (expense) income, net                                             (58)             71             148             167
                                                               ------------    ------------    ------------    ------------
     Total other expense, net                                          (478)           (584)         (1,227)         (1,744)
                                                               ------------    ------------    ------------    ------------

Income before income taxes and discontinued operations                1,924           1,978           7,133           2,749

     Income tax expense                                                 705              --             253              --
                                                               ------------    ------------    ------------    ------------

Income before discontinued operations                                 1,219           1,978           6,880           2,749

Discontinued operations:
Loss from discontinued operations, net of
   income taxes                                                          --            (456)             --            (585)
Gain on sale of discontinued operations, net of
   income taxes                                                          --           1,056              --           1,056
                                                               ------------    ------------    ------------    ------------

Net income                                                     $      1,219    $      2,578    $      6,880    $      3,220
                                                               ============    ============    ============    ============

BASIC WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
                                                                      9,058           5,873           8,283           5,716

Basic income per common share:
    Income before discontinued operations                      $       0.13    $       0.34    $       0.83    $       0.47
    Loss from discontinued operations, net of
       income taxes                                                      --           (0.08)             --           (0.10)
    Gain on sale of discontinued operations, net of
       income taxes                                                      --            0.18              --            0.19
                                                               ------------    ------------    ------------    ------------

Net income                                                     $       0.13    $       0.44    $       0.83    $       0.56
                                                               ============    ============    ============    ============

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                    9,594           7,934           8,843           7,812

Diluted income per common share:
    Income before discontinued operations                      $       0.13    $       0.25    $       0.78    $       0.35
    Loss from discontinued operations, net of
        income taxes                                                     --           (0.06)             --           (0.07)
    Gain on sale of discontinued operations, net of
        income taxes                                                     --            0.13              --            0.14
                                                               ------------    ------------    ------------    ------------

Net income                                                     $       0.13    $       0.32    $       0.78    $       0.42
                                                               ============    ============    ============    ============

                         AMEDISYS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                 AS OF SEPTEMBER 30, 2002 AND DECEMBER 31, 2001
                      (UNAUDITED, DOLLAR AMOUNTS IN 000'S)


                                                                         September 30, 2002  December 31, 2001
                                                                         ------------------  -----------------
CURRENT ASSETS:

Cash and Cash Equivalents                                                $         11,089    $          3,515

Patient Accounts Receivable, Net of Allowance for Doubtful Accounts
   of $1,793 in September 2002 and $3,125 in December 2001                         14,879              23,682
Prepaid Expenses                                                                    2,168                 244
Deferred Income Taxes                                                               2,078                  --
Inventory and Other Current Assets                                                    971                 822
                                                                         ----------------    ----------------
          Total Current Assets                                                     31,155              28,263

Property and Equipment, net                                                         9,006              10,290
Other Assets, net                                                                  25,543              22,301
                                                                         ----------------    ----------------

          Total Assets                                                   $         65,704    $         60,854
                                                                         ================    ================

CURRENT LIABILITIES:

Accounts Payable                                                         $          1,945    $          2,440
Accrued Expenses:
     Payroll and Payroll Taxes                                                      6,663               6,798
     Insurance                                                                      1,561               1,881
     Income Taxes Payable                                                             901                 930
     Legal Settlements                                                                900               1,227
     Other                                                                          2,026               3,082
Notes Payable                                                                       1,883               9,305
Current Portion of Long-term Debt                                                   3,947               5,355
Current Portion of Obligations under Capital Leases                                 2,436               2,391
Current Portion of Medicare Liabilities                                             6,980              13,214
                                                                         ----------------    ----------------
          Total Current Liabilities                                                29,242              46,623

Long-term Debt                                                                      5,328               5,591
Obligations under Capital Leases                                                    1,598               3,208
Long-term Medicare Liabilities                                                      4,491                 958
Deferred Income Taxes                                                               1,723                  --
Other Long-term Liabilities                                                           961               1,099
                                                                         ----------------    ----------------
          Total Liabilities                                                        43,343              57,479
                                                                         ----------------    ----------------

Minority Interest in Consolidated Subsidiaries                                         --                  66
                                                                         ----------------    ----------------

STOCKHOLDER'S EQUITY:

Common Stock (9,086,952 Shares in September 2002 and
     7,178,152 Shares in December 2001)                                                 9                   7
Additional Paid-in Capital                                                         28,709              16,539
Treasury Stock (4,167 Shares of Common Stock in
     September 2002 and December 2001)                                                (25)                (25)
Retained Earnings (Deficit)                                                        (6,332)            (13,212)
                                                                         ----------------    ----------------
     Total Stockholder's Equity                                                    22,361               3,309
                                                                         ----------------    ----------------
          Total Liabilities and Stockholder's Equity                     $         65,704    $         60,854
                                                                         ================    ================